UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 16, 2005
American Real Estate Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Bedford Road, Mt. Kisco, NY	10549

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 242-7700
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02(b) and (c) — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On November 4, 2005, the Board of Directors of our general partner, American Property Investors, Inc., or API, appointed Jon F. Weber, 46, Chief Financial Officer, effective as of November 16, 2005. Mr. Weber, who replaces John P. Saldarelli as Chief Financial Officer of API, will assume responsibility for disclosure and reporting as well as the development and implementation of forecasting and performance management. For purposes of Item 5.02(c) of Form 8-K, API’s Chief Financial Officer serves as the principal financial officer of API.
From April 26, 2005 to present, Mr. Weber has served as President of API. Prior to that time, from April 2003 through April 2005, Mr. Weber served as Head of Portfolio Company Operations and Chief Financial Officer at Icahn Associates Corp., an entity controlled by Carl C. Icahn, who controls API and, through affiliates, owns approximately 90.0% of our depositary units. Since May 2003, Mr. Weber has been a Director of Viskase Companies, Inc. and was the Chief Executive Officer of Viskase Companies, Inc. from May 2003 to October 2004. Since January 2004, he has served as a director of Philip Services Corporation, a metal recycling and industrial services company affiliated with Mr. Icahn, and he was the Chief Executive Officer of Philip Services Corporation from January 2004 through April 2005. Mr. Weber served as Chief Financial Officer of venture-backed companies QuantumShift Inc. and Alchemedia Ltd. from October 2001 to July 2002 and November 2000 to October 2001, respectively. From May 1998 to November 2000, Mr. Weber served as Managing Director — Investment Banking for JP Morgan Chase and its predecessor, Chase Manhattan Bank, in São Paulo, Brazil. Previously, Mr. Weber was an investment banker at Morgan Stanley and Salomon Brothers. Mr. Weber began his career as a corporate lawyer following his graduation from Harvard Law School cum laude in 1985. He also holds a Masters in Business Administration, and a Bachelor’s degrees in Business Administration, magna cum laude, from Babson College.
As of November 16, 2005, Mr. Saldarelli will no longer serve as the principal accounting officer of API. Mr. Saldarelli will remain with AREP as Chief Financial Officer for AREP’s real estate unit.
On November 16, 2005, AREP issued a press release announcing Mr. Weber’s appointment, a copy of which is filed as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
(c)	Exhibits

99.1	Press Release dated November 16, 2005
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P.
(Registrant)

	By:	American Property Investors, Inc.
General Partner

		By:	/s/ Jon F. Weber

Jon F. Weber
President and Chief Financial Officer

Date: November 16, 2005